                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                          ____________________

                               FORM 8-K


                             CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                          ____________________

         Date of Report (Date of earliest event reported): JULY 26, 1995


                             CHATTEM, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       TENNESSEE                 0-5905                     62-0156300
     -------------         ---------------------           --------------
     (STATE OF             (COMMISSION FILE NO.)           (IRS EMPLOYER
     INCORPORATION)                                        IDENTIFICATION NO.)


                1715 WEST 38TH STREET, CHATTANOOGA, TENNESSEE 37409
            ------------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                (615) 821-4571
                 ----------------------------------------------------
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                Page 1 of 12 Pages

ITEM 5. OTHER EVENTS.

     Chattem, Inc. (the "Company") in its 1994 Annual Report to Shareholders (the "Annual Report") included in note 14 to its audited financial statements consolidating condensed financial data of its wholly-owned subsidiary, Signal Investment & Management Co. ("Signal"). Signal was formed by the Company in 1986 for the purpose of holding certain trademarks and investments and has no active operations. Signal is a joint and several guarantor (the "Guarantee") of the Company's $75,000,000 12.75% Series B Senior Subordinated Notes due 2004 (the "Notes"), which Guarantee and Notes were registered under the Securities Act of 1933, as amended ("Securities Act"), on a Form S-2 Registration Statement which was declared effective August 5, 1994.

     The Company's obligations under the Notes are absolutely and unconditionally, and jointly and severally guaranteed, on a senior subordinated basis by Signal and will be guaranteed by any future or existing subsidiary of the Company that is required to guarantee the Company's senior indebtedness or other debt PARI PASSU with or junior to the Notes. Signal's Guarantee is subordinated to the prior payment in full of the Company's senior indebtedness and is limited to such amount as will not result in such Guarantee being a fraudulent conveyance under applicable law. Signal may be released from the Guarantee and its related obligations only if all of its capital stock is sold to another person or if Signal consolidates with, merges into or sells all or substantially all of its assets to, another person, in accordance with the requirements of the indenture pursuant to which the Notes were issued.

     Signal has or will file reports under the Securities Exchange Act of 1934, as amended, as a result of the registration of the Guarantee under the Securities Act, which reports will include greater detail than that included in note 14 of the Company's financial statements in the Annual Report. Accordingly, in order to supplement the information previously disclosed by the Company in its Annual Report, the Company reports the following consolidating financial data illustrating the composition of Signal and the Company's non-guarantor subsidiaries.


                                Page 2 of 12 Pages


                                                  Parent                         Non-
                                                  and its      Guarantor      Guarantor
                                                 Divisions     Subsidiary    Subsidiaries    Eliminations     Consolidated
At November 30, 1994:                               (1)            (2)            (3)             (4)            Total
                                              -----------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                      $ 1,299        $   476        $ 1,259        $      0         $ 3,034
   Accounts receivable, net                        15,267              0          5,021               0          20,288
   Royalties receivable from Parent                     0          1,072              0          (1,072)              0
   Inventories                                      5,439              0          1,780               0           7,219
   Refundable and deferred income taxes             1,015              0              0               0           1,015
   Prepaid expenses and other current assets        1,150              0            595               0           1,745
                                              -----------------------------------------------------------------------------
     Total current assets                          24,170          1,548          8,655          (1,072)         33,301
                                              -----------------------------------------------------------------------------
     Property, plant and equipment, net            10,996              0            283               0          11,279
                                              -----------------------------------------------------------------------------
     Investment in subsidiaries                     5,156              0              0          (5,156)              0
                                              -----------------------------------------------------------------------------

Other noncurrent assets:
   Patents, trademarks and other purchased
     product rights, net                            1,239         31,216              0               0          32,455
   Deferred income taxes                            2,106           (508)             0               0           1,598
   Debt issuance costs, net                         3,771              0              0               0           3,771
   Amounts receivable from subsidiaries            34,585              0              0         (34,585)              0
   Notes receivable from Parent                         0          2,537            850          (3,387)              0
   Other                                            4,012              0              0               0           4,012
                                              -----------------------------------------------------------------------------
     Total other noncurrent assets                 45,713         33,245            850         (37,972)         41,836
                                              -----------------------------------------------------------------------------
     Total assets                                 $86,035        $34,793         $9,788        ($44,200)        $86,416
                                              =============================================================================
LIABILITIES AND SHAREHOLDERS'
EQUITY (DEFICIT)
Current liabilities:
   Current maturities of long-term debt            $2,500             $0             $0              $0          $2,500
   Accounts payable                                 4,772              0            787               0           5,559
   Payable to bank                                  1,301              0              0               0           1,301
   Accrued liabilities                              9,723              0          1,109               0          10,832
                                              -----------------------------------------------------------------------------
     Total current liabilities                     18,296              0          1,896               0          20,192
                                              -----------------------------------------------------------------------------
Long-term debt, less current maturities            94,486              0              0               0          94,486
                                              -----------------------------------------------------------------------------
Amounts payable to Parent                               0         29,104          9,940         (39,044)              0
                                              -----------------------------------------------------------------------------
Accrued postretirement health care benefits         1,289              0              0               0           1,289
                                              -----------------------------------------------------------------------------

Shareholders' equity (deficit):
   Common stock, without par value                  1,519              2            120            (122)          1,519
   Paid-in surplus                                 51,797              0              0               0          51,797
   Retained earnings (accumulated deficit)        (81,352)         5,687           (653)         (5,034)        (81,352)
                                              -----------------------------------------------------------------------------
                                                  (28,036)         5,689           (533)         (5,156)        (28,036)
Foreign currency translation adjustment                 0              0         (1,515)              0          (1,515)
                                              -----------------------------------------------------------------------------
     Total shareholders' equity (deficit)         (28,036)         5,689         (2,048)         (5,156)        (29,551)
                                              -----------------------------------------------------------------------------
       Total liabilities and shareholders'
       equity (deficit)                           $86,035        $34,793         $9,788        ($44,200)       ($86,416)
                                              =============================================================================



                                Page 3 of 12 Pages


                                                  Parent                         Non-
                                                  and its      Guarantor      Guarantor
                                                 Divisions     Subsidiary    Subsidiaries    Eliminations     Consolidated
At November 30, 1994:                               (1)            (2)            (3)             (4)            Total
                                              -----------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                      $   213        $ 1,805       $ 2,444        $     0           $ 4,462
   Accounts receivable, net                        11,715              0         7,244              0            18,959
   Royalties receivable from Parent                     0            664             0           (664)                0
   Inventories                                      8,600              0         2,511              0            11,111
   Refundable and deferred income taxes             1,746              0             0              0             1,746
   Prepaid expenses and other current assets        1,208              0           651              0             1,859
                                              -----------------------------------------------------------------------------
     Total current assets                          23,482          2,469        12,850           (664)           38,137
                                              -----------------------------------------------------------------------------
     Property, plant and equipment, net             9,831              0           252              0            10,083
                                              -----------------------------------------------------------------------------
     Investment in subsidiaries                     4,572              0             0         (4,572)                0
                                              -----------------------------------------------------------------------------

Other noncurrent assets:
   Patents, trademarks and other purchased
     product rights, net                              687         11,883          1,058             0            13,628
   Deferred income taxes                            2,787           (334)             0             0             2,453
   Debt issuance costs, net                         1,852              0              0             0             1,852
   Amounts receivable from subsidiaries            20,451              0              0       (20,451)                0
   Other                                            4,041              0              0             0             4,041
                                              -----------------------------------------------------------------------------
     Total other noncurrent assets                 29,818         11,549          1,058       (20,451)           21,974
                                              -----------------------------------------------------------------------------
     Total assets                                 $67,703        $14,018         14,160      ($25,687)          $70,194
                                              =============================================================================
LIABILITIES AND SHAREHOLDERS'
EQUITY (DEFICIT)
Current liabilities:
   Current maturities of long-term debt           $ 5,000        $     0         $    0       $     0           $ 5,000
   Accounts payable                                 4,593              0            692             0             5,285
   Payable to bank                                  1,058              0              0             0             1,058
   Accrued liabilities                              4,496              0          3,668             0             8,164
                                              -----------------------------------------------------------------------------
     Total current liabilities                     15,147              0          4,360             0            19,507
                                              -----------------------------------------------------------------------------
Long-term debt, less current maturities            83,000              0              0             0            83,000
                                              -----------------------------------------------------------------------------
Amounts payable to Parent                               0          8,430         12,685       (21,115)                0
                                              -----------------------------------------------------------------------------
Accrued postretirement health care benefits         1,160              0              0             0             1,160
                                              -----------------------------------------------------------------------------

Shareholders' equity (deficit):
   Common stock, without par value                  1,519              2            120          (122)            1,519
   Paid-in surplus                                 50,283              0              0             0            50,283
   Retained earnings (accumulated deficit)        (83,406)         5,586         (1,136)       (4,450)          (83,406)
                                              -----------------------------------------------------------------------------
                                                  (31,604)         5,588         (1,016)       (4,572)          (31,604)
   Foreign currency translation adjustment              0              0         (1,869)            0            (1,869)
                                              -----------------------------------------------------------------------------
     Total shareholders' equity (deficit)         (31,604)         5,588         (2,885)       (4,572)           (3,473)
                                              -----------------------------------------------------------------------------
       Total liabilities and shareholders'
       equity (deficit)                           $67,703        $14,018        $14,160      ($25,687)           $70,194
                                              =============================================================================


                                Page 4 of 12 Pages


                                                  Parent                         Non-
                                                  and its      Guarantor      Guarantor
                                                 Divisions     Subsidiary    Subsidiaries    Eliminations     Consolidated
YEAR ENDED NOVEMBER 30, 1994:                       (1)            (2)            (3)             (4)            Total
                                              -----------------------------------------------------------------------------
NET REVENUES                                      $96,229       $3,950        $12,077         ($4,300)         $107,956
                                              -----------------------------------------------------------------------------
COSTS OF EXPENSES:
   Costs of sales                                  33,811            0          3,364               0            37,175
   Advertising and promotion                       30,859          939          5,498          (3,950)           33,346
   Selling, general and administrative             18,808            0          2,786            (350)           21,244
   Nonrecurring and unusual charges                   559            0              0               0               559
                                              -----------------------------------------------------------------------------
     Total costs and expenses                      84,037          939         11,648          (4,300)           92,324
                                              -----------------------------------------------------------------------------
INCOME FROM OPERATIONS                             12,192        3,011            429               0            15,632
                                              -----------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
   Interest expense                               (10,260)           0              0             148           (10,112)
   Investment income (loss)                           116          164             54            (148)              186
   Equity in earnings of subsidiaries               2,584            0              0          (2,584)                0
   Other income (expense), net                        (74)           0              0               0               (74)
                                              -----------------------------------------------------------------------------
     Total other income (expense)                  (7,634)         164             54          (2,584)          (10,000)
                                              -----------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES
   AND EXTRAORDINARY LOSS                           4,558        3,175            483          (2,584)            5,632

PROVISION FOR INCOME TAXES                            948        1,074              0               0             2,022
                                              -----------------------------------------------------------------------------
INCOME BEFORE EXTRAORDINARY
   LOSS                                             3,610        2,101            483          (2,584)            3,610

EXTRAORDINARY LOSS ON EARLY
   EXTINGUISHMENT OF DEBT, NET                     (1,556)           0              0               0            (1,566)
                                              -----------------------------------------------------------------------------
NET INCOME                                        $ 2,054       $2,101         $  483         ($2,584)        $   2,054
                                              =============================================================================


                                Page 5 of 12 Pages


                                                  Parent                         Non-
                                                  and its      Guarantor      Guarantor
                                                 Divisions     Subsidiary    Subsidiaries    Eliminations     Consolidated
YEAR ENDED NOVEMBER 30, 1993:                       (1)            (2)            (3)             (4)            Total
                                              -----------------------------------------------------------------------------
NET REVENUES                                      $92,136       $3,501        $13,619         ($3,851)         $105,405
                                              -----------------------------------------------------------------------------
COSTS OF EXPENSES:
   Costs of sales                                  33,140            0          3,326               0            36,466
   Advertising and promotion                       33,986          624          5,164          (3,501)           36,273
   Selling, general and administrative             17,171            7          4,450            (350)           21,278
   Nonrecurring and unusual charges                 2,679            0          2,848               0             5,527
                                              -----------------------------------------------------------------------------
     Total costs and expenses                      86,976          631         15,788          (3,851)           99,544
                                              -----------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS                       5,160        2,870         (2,169)              0             5,861
                                              -----------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
   Interest expense                                (4,229)           0              0               0            (4,229)
   Investment income (loss)                          (484)         (96)            58               0              (522)
   Equity in earnings (losses) of subsidiaries       (203)           0              0             203                  0
   Other income (expense), net                        912            0              0               0                912
                                              -----------------------------------------------------------------------------
     Total other income (expense)                  (4,004)         (96)            58             203             (3,839)
                                              -----------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES,
   EXTRAORDINARY LOSS AND
   CUMULATIVE EFFECT OF ACCOUNTING
   CHANGES                                          1,156        2,774         (2,111)            203              2,022

PROVISION FOR INCOME TAXES                           (123)         866              0               0                743
                                              -----------------------------------------------------------------------------
INCOME (LOSS) BEFORE EXTRAORDINARY
   LOSS AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGES                               1,279        1,908         (2,111)            203              1,279

EXTRAORDINARY LOSS ON EARLY
   EXTINGUISHMENT OF DEBT, NET                       (480)           0              0               0               (480)

CUMULATIVE EFFECT OF
   ACCOUNTING CHANGES, NET                            569            0              0               0                569
                                              -----------------------------------------------------------------------------
NET INCOME (LOSS)                                 $ 1,368       $1,908        ($2,111)           $203            $ 1,368
                                              =============================================================================



                                Page 6 of 12 Pages


                                                  Parent                         Non-
                                                  and its      Guarantor      Guarantor
                                                 Divisions     Subsidiary    Subsidiaries    Eliminations     Consolidated
YEAR ENDED NOVEMBER 30, 1992:                       (1)            (2)            (3)             (4)            Total
                                              -----------------------------------------------------------------------------
NET REVENUES                                      $93,775       $1,880        $14,726         ($2,230)         $108,151
                                              -----------------------------------------------------------------------------
COSTS OF EXPENSES:
   Costs of sales                                  33,251            0          3,687               0            36,938
   Advertising and promotion                       30,712          197          5,560          (1,880)           34,589
   Selling, general and administrative             18,226           11          5,006            (350)           22,893
                                                -----------------------------------------------------------------------------
     Total costs and expenses                      82,189          208         14,253          (2,230)           94,420
                                              -----------------------------------------------------------------------------
INCOME FROM OPERATIONS                             11,586        1,672            473               0            13,731
                                              -----------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
   Interest expense                                (2,505)           0              0               0            (2,505)
   Investment income (loss)                           (80)         726             95               0               741
   Equity in earnings of subsidiaries               2,386            0              0          (2,386)                0
   Other income (expense), net                        265            0              0               0               265
                                              -----------------------------------------------------------------------------
     Total other income (expense)                      66          726             95          (2,386)           (1,499)
                                              -----------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                         11,652        2,398            568          (2,386)           12,232

PROVISION FOR INCOME TAXES                          3,580          580              0               0             4,160
                                              -----------------------------------------------------------------------------
NET INCOME                                        $ 8,072       $1,818         $  568         ($2,386)          $ 8,072
                                              =============================================================================


                                Page 7 of 12 Pages


                                                  Parent                         Non-
                                                  and its      Guarantor      Guarantor
                                                 Divisions     Subsidiary    Subsidiaries    Eliminations     Consolidated
YEAR ENDED NOVEMBER 30, 1994:                       (1)            (2)            (3)             (4)            Total
                                              -----------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income                                        $ 2,054        $ 2,101        $   483         ($2,584)        $ 2,054
Adjustments to reconcile net income to net
   cash provided by operating activities:
   Depreciation and amortization                    2,968            939            129               0           4,036
   Deferred income tax provision                      129            174              0               0             303
   Repriced stock option expense                      559              0              0               0             559
   Loss (gain) on sales of assets                     518              0              0               0             518
   Extraordinary loss on extinguishment of
      debt, net                                     1,556              0              0               0           1,556
   Equity in earnings of subsidiaries              (2,584)             0              0           2,584               0
   Other, net                                         983              0              0               0             983
   Changes in operating assets and liabilities:
      Accounts receivable                          (3,552)          (408)         1,848             408          (1,704)
      Refundable and deferred income taxes            828              0              0               0             828
      Inventories                                   3,161              0            571               0           3,832
      Prepaid expenses and other current assets        38              0             95               0             133
      Accounts payable and accrued liabilities      4,170              0         (1,106)              0           3,064
      Payable to bank                                 243              0              0               0             243
                                              -----------------------------------------------------------------------------
         Net cash provided by operating
           activities                              11,071          2,806          2,120             408          16,405
                                              -----------------------------------------------------------------------------
INVESTING ACTIVITIES
 Purchases of property, plant and equipment        (2,691)             0            (73)              0          (2,764)
 Proceeds from notes and sales of assets              275              0            274               0             549
 Purchases of patents, trademarks and
  other products rights                                 0        (20,272)             0               0         (20,272)
 Distributions from subsidiaries                    2,000              0              0          (2,000)              0
 Advances (to)/from subsidiaries, net             (17,521)             0              0          17,521               0
 Proceeds from/(addition of) note
  receivable to/(from) affiliate                    3,387         (2,537)          (850)              0               0
 Increase in other assets                          (1,266)             0              0               0          (1,266)
                                              -----------------------------------------------------------------------------
  Net cash used in investing activities           (15,816)       (22,809)          (649)         15,521         (23,753)
                                              -----------------------------------------------------------------------------
FINANCING ACTIVITIES:
 Repayment of long-term debt                     (112,831)             0              0               0        (112,831)
 Proceeds from long-term debt                      48,706              0              0               0          48,706
 Advances (to)/from parent, net                         0         20,674         (2,745)        (17,929)              0
 Proceeds from issuance of senior
  subordinated notes                               73,012              0              0               0          73,012
 Proceeds from issuance of stock warrants             955              0              0               0             955
 Debt issuance costs                               (4,011)             0              0               0          (4,011)
 Distributions to parent                                0         (2,000)             0           2,000               0
                                              -----------------------------------------------------------------------------
   Net cash provided by (used in)
    financing activities                            5,831         18,674         (2,745)        (15,929)          5,831
                                              -----------------------------------------------------------------------------
EFFECT OF EXCHANGE RATE CHANGES ON
 CASH AND CASH EQUIVALENTS                              0              0             89               0              89
                                              -----------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
 Increase (decrease) for the year                   1,086         (1,329)        (1,185)              0          (1,428)
 At beginning of year                                 213          1,805          2,444               0           4,462
                                              -----------------------------------------------------------------------------
 At end of year                                    $1,299       $    476        $ 1,259        $      0      $    3,034
                                              =============================================================================



                                Page 8 of 12 Pages


                                                  Parent                         Non-
                                                  and its      Guarantor      Guarantor
                                                 Divisions     Subsidiary    Subsidiaries    Eliminations     Consolidated
YEAR ENDED NOVEMBER 30, 1993:                       (1)            (2)            (3)             (4)            Total
                                              -----------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income (loss)                                 $ 1,368        $ 1,908        ($2,111)        $   203         $ 1,368
 Adjustments to reconcile net income (loss)
   to net cash provided by operating
   activities:
   Depreciation and amortization                    2,418            624            345               0           3,387
   Cumulative effect of accounting changes,
      net                                            (589)             0              0               0            (589)
   Deferred income tax provision                      360             33              0               0             393
   Repriced stock option expense                      956              0              0               0             956
   Loss (gain) on sales of assets                    (757)             0              0               0            (757)
   Extraordinary loss on extinguishment of
      debt, net                                       480              0              0               0             480
   Equity in losses of subsidiaries                   203              0              0            (203)              0
   Other, net                                        (354)             0             11               0            (343)
   Changes in operating assets and liabilities:
      Accounts receivable                           1,948            (85)          (266)             85           1,682
      Refundable and deferred income taxes           (941)             0              0               0            (941)
      Inventories                                     659              0           (164)              0             495
      Prepaid expenses and other current assets       293             66            (42)              0             317
      Accounts payable and accrued liabilities       (412)             0          2,264               0           1,852
      Payable to bank                                 230              0              0               0             230
                                              -----------------------------------------------------------------------------
         Net cash provided by operating
           activities                               5,882          2,546             37              85           8,550
                                              -----------------------------------------------------------------------------
INVESTING ACTIVITIES:
   Purchases of property, plant and equipment      (2,242)             0            (55)              0          (2,297)
   Net decrease in long-term investments              380          4,682              0               0           5,062
   Proceeds from (purchases of) short-term
      investments                                       0         23,212              0               0          23,212
   Proceeds from notes and sales of assets            619              0              0               0             619
   Purchases of patents, trademarks and
      other product rights                              0         (1,750)             0               0          (1,750)
   Distributions from subsidiaries                  1,600              0              0          (1,600)              0
   Advances (to)/from subsidiaries, net            26,108              0              0         (26,108)              0
   Increase in other assets                          (790)             0              0               0            (790)
                                              -----------------------------------------------------------------------------
         Net cash provided by (used in)
           investing activities                    25,675         26,144            (55)        (27,708)         24,056
                                              -----------------------------------------------------------------------------
FINANCING ACTIVITIES:
   Repayment of long-term debt                    (42,900)             0              0               0         (42,900)
   Proceeds from long-term debt                   104,116              0              0               0         104,116
   Advances (to)/from parent, net                       0        (27,053)         1,030          26,023               0
   Proceeds from issuance of common stock          12,405              0              0               0          12,405
   Common stock dividends paid                   (109,570)             0              0               0        (109,570)
   Exercise of stock options                        1,156              0              0               0           1,156
   Tax benefit from exercise of stock
      options                                       1,253              0              0               0           1,253
   Debt issuance costs                             (2,630)             0              0               0          (2,630)
   Distributions to parent                              0              0         (1,600)          1,600               0
   Other, net                                        (712)             0              0               0            (712)
                                              -----------------------------------------------------------------------------
         Net cash used in financing
           activities                             (36,882)       (27,053)          (570)         27,623         (36,882)
                                              -----------------------------------------------------------------------------
EFFECT OF EXCHANGE RATE CHANGES ON
 CASH AND CASH EQUIVALENTS                              0              0             30               0              30
                                              -----------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
   Increase (decrease) for the year                (5,325)         1,637           (558)              0          (4,246)
   At beginning of year                             5,538            168          3,002               0           8,708
                                              -----------------------------------------------------------------------------
   At end of year                                 $   213       $  1,805        $ 2,444        $      0      $    4,462
                                              =============================================================================



                                Page 9 of 12 Pages


                                                  Parent                         Non-
                                                  and its      Guarantor      Guarantor
                                                 Divisions     Subsidiary    Subsidiaries    Eliminations     Consolidated
YEAR ENDED NOVEMBER 30, 1992:                       (1)            (2)            (3)             (4)            Total
                                              -----------------------------------------------------------------------------
OPERATING ACTIVITIES:
 Net income                                       $ 8,072        $ 1,818         $ 568         ($ 2,386)        $ 8,072
 Adjustments to reconcile net income to net
    cash provided by operating activities:
   Depreciation and amortization                    2,650            197            210               0           3,057
   Deferred income tax provision                      164              0              0               0             164
   Loss (gain) on sales of assets                     (40)             0              0               0             (40)
   Equity in earnings of subsidiaries              (2,386)             0              0           2,386               0
   Other, net                                        (242)             0            (11)              0            (253)
   Changes in operating assets and liabilities:
      Accounts receivable                             534           (579)        (1,867)            579          (1,333)
      Refundable and deferred income taxes            (62)             0              0               0             (62)
      Inventories                                  (2,726)             0           (651)              0          (3,377)
      Prepaid expenses and other current assets      (314)           (66)           (57)              0            (437)
      Accounts payable and accrued liabilities     (2,232)             0            424               0          (1,808)
      Payable to bank                                 659              0              0               0             659
                                              -----------------------------------------------------------------------------
         Net cash provided by (used in)
           operating activities                     4,077          1,370         (1,384)            579           4,642
                                              -----------------------------------------------------------------------------
INVESTING ACTIVITIES:
   Purchases of property, plant and equipment      (3,067)             0            (48)              0          (3,115)
   Net decrease in long-term investments            2,982              0              0               0           2,982
   Proceeds from (purchases of) short-term
      investments                                  (3,041)       (20,171)             0               0         (23,212)
   Proceeds from notes and sales of assets            419              0              0               0             419
   Purchases of patents, trademarks and
      other product rights                           (159)             0              0               0            (159)
   Advances (to)/from subsidiaries, net           (20,279)             0              0          20,279               0
   Increase in other assets                        (1,836)             0              0               0          (1,836)
                                              -----------------------------------------------------------------------------
         Net cash used in investing
            activities                            (24,981)       (20,171)           (48)         20,279         (24,921)
                                              -----------------------------------------------------------------------------
FINANCING ACTIVITIES:
   Repayment of long-term debt                    (32,279)             0              0               0         (32,279)
   Proceeds from long-term debt                    26,535              0              0               0          26,535
   Advances (to)/from parent, net                       0         18,968          1,890         (20,858)              0
   Proceeds from issuance of common stock          28,104              0              0               0          28,104
   Common stock dividends paid                     (1,447)             0              0               0          (1,447)
   Exercise of stock options                        2,421              0              0               0           2,421
   Tax benefit from exercise of stock
      options                                       3,026              0              0               0           3,026
                                              -----------------------------------------------------------------------------
         Net cash provided by financing
           activities                              26,360         18,968          1,890         (20,858)         26,360
                                              -----------------------------------------------------------------------------
EFFECT OF EXCHANGE RATE CHANGES ON
 CASH AND CASH EQUIVALENTS                              0              0            200               0             200
                                              -----------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
   Increase for the year                            5,456            167            658               0           6,281
   At beginning of year                                82              1          2,344               0           2,427
                                              -----------------------------------------------------------------------------
   At end of year                                 $ 5,538       $    168        $ 3,002        $      0      $    8,708
                                              =============================================================================



                                Page 10 of 12 Pages

(1) Investments in the subsidiaries are accounted for by the parent under the equity method of accounting.

(2) Signal Investment and Management Co. was founded by Chattem, Inc. for the sole purpose of holding certain of Chattem's trademarks and investments. Signal has no active operations.

(3) The financial information of the nonguarantor subsidiaries includes Chattem's two wholly-owned foreign subsidiaries, Chattem (Canada) Inc. and Chattem (U.K.) Limited and Chattem's wholly-owned captive insurance subsidiary, HBA Insurance Ltd.

(4) The principal elimination entries eliminate investments in subsidiaries and intercompany accounts and transactions.


                                Page 11 of 12 Pages

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 26, 1995                            CHATTEM, INC.

                                              By: /s/ Robert E. Bosworth
                                                  -------------------------
                                                  Robert E. Bosworth,
                                                  Executive Vice President
                                                   and Chief Financial Officer


                                Page 12 of 12 Pages